Income Taxes	3 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
10 - Income Taxes
For the three months ended June 30, 2024 and 2023, income tax expense was $21.0 million and $22.0 million, respectively. For the three months ended June 30, 2024 and 2023, the income tax expense as a percentage of income before taxes was 8.6% and 17.3%, respectively.
The effective rate decreased compared to the same period last year primarily due to windfall tax benefits associated with share-based compensation arising in the three months ended June 30, 2024.
For the three months ended June 30, 2024 and 2023, the effective rate differed from the U.K. statutory rate of 25% in both periods, primarily due to patent box, research and development tax credits and the tax impact of share-based compensation cost.